SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 26, 1999

                          AMF BOWLING WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

      Delaware                           001-12131           13-3873272
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)         Identification No.)

                    8100 AMF Drive, Richmond, Virginia         23111
                  (Address of principal executive offices)  (Zip Code)


                                      N/A
         (Former name or former address, if changed since last report)





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Item 5.  Other Events

On February 26, 1999, the registrant announced certain financial results for 1998. A copy of the announcement is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit        Description
99.1           Announcement regarding financial results for 1998.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 26, 1999                    AMF BOWLING WORLDWIDE, INC.

                                             By:  /s/ Stephen E. Hare
                                               ------------------------------
                                                  Stephen E. Hare
                                                  Acting President and Chief
                                                  Executive Officer/ Executive
                                                  Vice President and
                                                  Chief Financial Officer